Financial Expense	12 Months Ended
Dec. 31, 2023
Financial Expense
Financial Expense

28.Financial Expense

	For the year ended December 31
(in EUR 000)	2023	2022	2021
Fair value adjustment	90	2,721	—
Recoverable cash advances, Accretion of interest	990	925	882
Interest and bank charges	88	139	296
Interest on lease liabilities	129	98	90
Exchange differences	2,432	437	448
Other	—	—	356
Total Financial expense	3,729	4,320	2,072

The financial expenses decreased by €0.6 million from €4.3 million for the year ended December 31, 2022 to €3.7 million for the year ended December 31, 2023 mainly due to a decrease in fair value adjustments (note 19.1) which is offset by an increase in exchange differences. For the year ended December 31, 2023, exchange losses amount to €2.4 million, mainly due to the revaluation of both the Company’s USD cash balance and USD financial assets (note 14). For the year ended December 31, 2022, the closing rate of USD/EUR amounted to 1.072650, while as at December 31, 2023, the rate of USD/EUR increased to 1.103765, resulting in unrealized exchange losses on the USD balances.

The discounting impact of the recoverable cash advances is further detailed in note 17.1 above.